UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 13, 2024

60 DEGREES PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41719	45-2406880
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1025 Connecticut Avenue NW Suite 1000, Washington, D.C.	20036
(Address of registrant’s principal executive office)	(Zip code)

(202) 327-5422

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SXTP	The Nasdaq Stock Market LLC
Warrants, each warrant to purchase one share of Common Stock	SXTPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 13, 2024, 60 Degrees Pharmaceuticals, Inc.’s (the “Company”) majority-owned Australian subsidiary, 60P Australia Pty Ltd, and Monash University entered into the Research Services Agreement (the “Agreement”) in which Monash University agreed to provide research services, including among other things, testing the efficacy of tafenoquine against candidemia, confirming suitable fungal infection dosage and determining the pharmacokinetics of tafenoquine following intraperitoneal drug administration (collectively, the “Services”). The commencement date of the Agreement was effective as of February 5, 2024, and the anticipated commencement of experiments and the completion date is in May 2024 and on November 30, 2024, respectively (each, a “Milestone”). The Company agreed to pay Monash University $90,167 AUD on April 1, 2024 and $90,167 AUD upon the completion of the Services.

Either 60P Australia Pty Ltd or Monash University may terminate the Agreement immediately by notice to the other if (i) the defaulting party is in breach of the Agreement and the defaulting party fails to remedy the breach within 20 business days of receiving written notice of the breach from the terminating party; (ii) an insolvency event occurs in relation to the defaulting party; or (iii) the parties agree that a Milestone will not be met by its anticipated completion date. Monash University may unilaterally terminate the Agreement if any of the Services contravene Australian Sanctions Law.

Item 8.01. Other Events.

On February 20, 2024, the Company issued a press release announcing the Services. The Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated as of February 20, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

60 DEGREES PHARMACEUTICALS, INC.

Date: February 20, 2024	By:	/s/ Geoffrey Dow
	Name:	Geoffrey Dow
	Title:	Chief Executive Officer and President

2